SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 6, 2003

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                               LIQUID AUDIO, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      0-25977                77-0421089
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)




          800 Chesapeake Drive
           Redwood, California                                       94063
  (Address of principal executive offices)                         (Zip code)


       Registrant's telephone number, including area code: (650) 549-2000

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Item 7.  Exhibits.

Exhibit No.       Description
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99.1              Press Release, dated June 6, 2003, entitled "Liquid Audio,
                  Inc. Receives Notification from Nasdaq of Delisting of
                  Stock."

Item 9.  Regulation FD Disclosure.

      On June 6, 2003, Liquid Audio, Inc., a Delaware corporation, issued a press release announcing it had received notification from Nasdaq of the delisting of its common stock from The Nasdaq National Market. A copy of Liquid Audio, Inc.'s press release is attached hereto as Exhibit 99.1.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Liquid Audio, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2003                  LIQUID AUDIO, INC.


                                    By: /s/ Melvyn Brunt
                                    ------------------------------
                                    Melvyn Brunt
                                    Chief Financial Officer



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